Exhibit 99.2

CONFIDENTIAL | Chicago Atlantic Advisers, LLC REAL ESTATE FINANCE EARNINGS SUPPLEMENTAL For the quarter ended June 30, 2025

Forward Looking Statements This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21 E of the Securities and Exchange Act of 1934 , as amended (the “Exchange Act”), regarding future events and the future results of Chicago Atlantic Real Estate Finance, Inc . (“Chicago Atlantic”, “REFI”, the “Company”, and “we”, “us”, and “our”) that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of June 30 , 2025 , or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; global conflicts, such as the war between Russia and Ukraine and the war between Israel and Hamas and market volatility resulting from such conflicts ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company and allocate such opportunities among the Company and affiliates with similar investment strategies, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s leverage ; changes in the value of the Company’s loans ; the Company’s investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the impact of inflation on our operating results ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act of 1940 ; the Company’s ability to qualify and maintain such qualification as a real estate investment trust (“REIT”) for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the economy in general . The information contained in this presentation should be read in conjunction with our financial statements and notes thereto appearing elsewhere in our annual report on Form 10 - K for the year ended December 31 , 2024 , and other documents we file from time to time with the SEC . You are advised to consult any additional disclosures that we may make through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10 - K, quarterly reports on Form 10 - Q, and current reports on Form 8 - K . Chicago Atlantic Real Estate Finance, Inc 2 Important Disclosure Information

Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short period . Important Notices This presentation is by Chicago Atlantic Real Estate Finance, Inc . , (“REFI” or the “Company”) a publicly traded company that has elected to be taxed as a REIT for federal income tax purposes . This presentation is provided for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument . REFI is not a registered investment adviser and is managed by Chicago Atlantic REIT Manager, LLC (our “Manager”) . This presentation is not a communication by our Manager and is not designed to maintain any existing client or investor or solicit new clients or investors of the Manager . We routinely post important information for investors on our website, refi . reit . We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis . REFI encourages investors, analysts, the media and others interested in REFI to monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website . Past performance is no guarantee of future results . There is no guarantee that any investment strategy referenced herein will work under all market conditions . You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein . The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for REFI or any of its affiliates . Non - GAAP Financial Measures This presentation includes certain non - GAAP financial measures, including Distributable Earnings, to evaluate our performance excluding the effects of certain transactions and certain GAAP adjustments that we believe are not necessarily indicative of our current loan activity and operations . We believe the non - GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP . We define Distributable Earnings as, for a specified period, the net income (loss) computed in accordance with GAAP, excluding (i) non - cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains, losses or other non - cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss) ; provided that Distributable Earnings does not exclude, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash, (iv) provision for current expected credit losses and (v) one - time events pursuant to changes in GAAP and certain non - cash charges, in each case after discussions between our Manager and our independent directors and after approval by a majority of such independent directors . We believe providing Distributable Earnings on a supplemental basis to our net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of our business . As a REIT, we are required to distribute at least 90 % of our annual REIT taxable income and to pay tax at regular corporate rates to the extent that we annually distribute less than 100 % of such taxable income . Given these requirements and our belief that dividends are generally one of the principal reasons that stockholders invest in our common stock, we generally intend to attempt to pay dividends to our stockholders in an amount equal to our net taxable income, if and to the extent authorized by our Board . Distributable Earnings is one of many factors considered by our Board in authorizing dividends and, while not a direct measure of net taxable income, over time, the measure can be considered a useful indicator of our dividends . Chicago Atlantic Real Estate Finance, Inc 3 Important Disclosure Information

Chicago Atlantic Real Estate Finance: Company Overview Chicago Atlantic Real Estate Finance, Inc 4 » Commercial mortgage REIT and institutional lender to state - licensed operators in the cannabis industry. » Manages a diversified portfolio of borrowers, geographies and asset types with strong real estate collateral coverage and loan - to - enterprise value ratios. » Aims to provide risk - adjusted total returns for stockholders through consistent dividends and capital appreciation. » Access to Chicago Atlantic’s leading cannabis lending platform as lead or co - lead arranger, and its proprietary sourcing network and direct originations team » Experienced and robust origination team responsible for sourcing and closing over $2.8 billion in credit facilities since its inception in 2019, of which $2.2 billion has been made to cannabis operators. Note: (1) As of June 30, 2025, represents transactions closed by our Sponsor (“Chicago Atlantic Group, LP”) and its affiliates. (2) As of June 30, 2025, includes potential syndications and refinancings, and represents cannabis originations across the Sponsor’s platform. (3) As of June 30, 2025, represents total loan portfolio. ~$650M near - term pipeline under evaluation (2) $2.8B+ in loans closed since platform inception (1) 100+ cannabis loans closed across platform (1) $421.9M outstanding loan principal (3) 16.8% gross portfolio yield (3) 1.2x real estate collateral coverage in current portfolio (3)

P e t e r S a c k (1) C o - C E O Tony Cappell (1) Co - CEO John Mazarakis (1) Executive Chairman ▪ ▪ Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill ▪ Completed over 150 deals, comprising over $5bn in total credit ▪ MBA from Chicago Booth and BA from University of Wisconsin ▪ Originated over $500mm in cannabis credit transactions ▪ Developed and owns over 1mm sf of real estate across 4 states ▪ Founded restaurant group with 30+ units and 1,200+ employees Industry - Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach Note: (1) Denotes member of Investment Committee Chicago Atlantic Real Estate Finance, Inc 5

Elizabeth Stavola Michael Steiner Brandon Konigsberg Jason Papastavrou ▪ Founder & President of MPX Bioceutical Corp (MPX) which went public in 2017 ▪ Founder & Creator of the brands CBD for Life, Melting Point Extracts (MPX), Health for Life AZ, GreenMart of Maryland & Nevada ▪ Former CSO & Board Member of iAnthus Capital Management ▪ Former Top Institutional Equities Salesperson at Jefferies & Co. ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in the energy, transportation and environmental services business. ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Current member of board of directors of GXO Logistics (NYSE:GXO); and previous board member of XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Chicago Atlantic Real Estate Finance, Inc 6

Target Loan Profile Presented for illustrative purposes only, actual loan characteristics may differ. Chicago Atlantic Real Estate Finance, Inc 7 Real estate financing, capital expenditure and growth/acquisition capital USES OF CAPITAL $10 - $50 million SIZE 2 - 3 years TERM Term loans and delayed draw term loans STRUCTURE Mortgage/deed of trust, stock pledge, all asset UCC - 1 lien, guarantees COLLATERAL 50 - 150 bps per month AMORTIZATION Below 60% LTV Limited license, vertically integrated operators TARGET Less than 2.0x SENIOR DEBT TO EBITDA RATIO Make - whole provisions and prepayment penalties OTHER TERMS Debt service coverage ratio, limited indebtedness, deposit account control agreements, minimum liquidity, monthly reporting requirements COVENANTS

Note: (1) As of June 30, 2025 (2) Floating - rate loans with floor < 7.50% includes $0.2 million of principal which bears interest at Secured Overnight Financing Rate (“SOFR”). Percentage represents portion of the total loan portfolio. P RI NCI P AL O UT S T ANDI NG (1) Portfolio Diversification Our portfolio is diversified by size and interest rate type 37.4% 24.2% 38.4% Top 5 Loans Next 5 Loans Remaining Loans Average Loan Size = 3.0% 29.1% 30.2% 40.7% $421.9M Fixed - rate Floating - rate (Prime floor < 7.50%) Floating - rate (Prime floor >= 7.50%) BY RATE TYPE (2) FLOATING LOANS BY PRIME RATE FLOOR (2) $90,000,000 $80,000,000 $70,000,000 $60,000,000 $50,000,000 $40,000,000 $30,000,000 $20,000,000 $10,000,000 $0 0.00% 5.50% 6.25% 7.00% 7.50% 7.75% 8.00% 8.50% Rate Floor Chicago Atlantic Real Estate Finance, Inc 8 Top 10 Loans = 61.6% of principal outstanding BY LOAN

Chicago Atlantic Real Estate Finance, Inc 9 Note: (1) As of June 30, 2025, and reflects aggregate of total loan portfolio including loans held for investment and loans at fair value. (2) SSO = single state operator, MSO = multi - state operator. (3) “Other” location category includes approximately $24.2 million of loans (6.0%) domiciled primarily in Nevada (1.4%), Minnesota (1.4%) and West Virginia (2.0%). Portfolio Diversification (Continued) Our portfolio is diversified across operators, geographies, and asset types P RI NCI P AL O UT S T ANDI NG (1) 8% 6% 5% 11% 15% 17% 9% 6% 6% 9% 4% 6% Michigan Maryland Ohio Missouri New York Nebraska California Florida Illinois Arizona Pennsylvania Other $421.9M BY LOCATION 3 33.9% 14.5% 47.8% Loans with Retail/Industrial collateral Loans with only Retail collateral Loans with only Industrial collateral Loans with no real estate collateral $421.9M BY REAL ESTATE COLLATERAL TYPE 3.8% PERCENTAGE OF REAL ESTATE COLLATERAL VALUE BY STATE AND OPERATOR TYPE 2 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% AZ CA FL IL MD MI MO NE NY NV OH MN OR PA Other MSO SSO

Chicago Atlantic Real Estate Finance, Inc 10 (1) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal and corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total senior loan principal outstanding divided by total value of collateral on a weighted average basis. (2) Expressed as percentage of total outstanding loan principal of $421.9 million as of June 30, 2025. LOAN TO ENTERPRISE VALUE RATIO (1)(2) REAL ESTATE COVERAGE RATIO (2) Loan Collateral Coverage 43.2% loan to enterprise value and 1.2x real estate collateral coverage $ - $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 $180,000,000 <20% >80% 21 - 40% 41 - 60% 61 - 80% Portfolio Weighted Average (43.2%) 45.0% 40.0% 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% <.50x 0.51 - 1.00x 1.01 - 1.50x 1.51 - 2.00x Portfolio Weighted Average (1.2x) >2.0x

Chicago Atlantic Real Estate Finance, Inc 11 1 Distributable earnings per share based on basic weighted average common shares outstanding at the end of each respective quarter. Distributable Earnings and Dividends 1 $ - $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Basic Distributable EPS Q3 2023 Q4 2023 Regular Dividend Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Special Dividend

Chicago Atlantic Real Estate Finance, Inc 12 The Cannabis Landscape in the U.S. Where We See Opportunities WE FOLLOW ALPHA INTO INDUSTRIES WITH LOW COMPETITION LACK OF TRADITIONAL FINANCING Banks generally don’t lend to firms in this industry, allowing higher interest rates, attractive collateral, and lender - friendly covenants. LOW CORRELATIONS TO TRADITIONAL MARKETS Medical cannabis behaves like pharmaceuticals, recreational cannabis behaves like tobacco and alcohol, both exhibiting low correlation with traditional markets. HIGH BARRIERS TO ENTRY Each state has unique investment characteristics, supply and demand dynamics, and legal frameworks, requiring sophisticated understanding of the industry and strong underwriting expertise. FOCUS ON LIMITED LICENSE STATES Limited license states have limited competition, lucrative license values, high wholesale prices, and less black - market presence.

Chicago Atlantic Real Estate Finance, Inc 13 The Cannabis Landscape in the U.S. A significant amount of positive change over the past 6 years 2019 2025 1 - MJBiz Factbook 2025 Q1 2 - Statista x Legal in 41 states and the District of Columbia 1 x Medical use only: 17 states x Recreational/Medical use: 24 states & District of Columbia x Industry revenue estimated at $35B in 2025 1 x Legal in 35 states and the District of Columbia 1 x Medical use only: 25 states x Recreational/Medical use: 10 states & District of Columbia x Industry revenue a t $19.3B 2 Legalized recreational and medical use Legalized medical use only No regulated use

Chicago Atlantic Real Estate Finance, Inc 14 The Cannabis Industry: Size of Opportunity and Growth Projections Chicago Atlantic makes no guarantee of future outcomes or targets. Numerous assumptions and variables underly the projected growth of the Chicago Atlantic private credit opportunity by 2031. Refer to the Projections and Forward - Looking Statements disclosure at the end of this presentation. Sources: 1 - MJBiz Factbook 2025; ($ in billions). 2 - S&P Capital IQ and Company Filings of the 20 largest cannabis companies (ranked by market capitalization); equity and debt figures are as of 12/31/24. Assuming the cannabis market enterprise value at 1x revenue, and a 35% debt to 65% equity capital structure 2 , the current value of the U.S. cannabis debt market can be estimated to be $12B . With our closed cannabis loans of over $2.1B for the quarter, Chicago Atlantic represents ~ 18% of the current U.S. cannabis debt market share . With the projected industry size of $69B in retail sales in 6 years , and assuming we maintain our current debt market share of 18%, the Chicago Atlantic private credit opportunity could grow to over $4B . 2025 2026 2027 2028 2029 2030 2031 Retail Sales Estimates $35.3B $39.2B $43.9B $49.2B $55.6B $62.8B The U.S. cannabis industry is estimated to be $35B in top - line retail revenue in 2025 and is projected to grow to $69B by 2031 1 : $69.1B

Chicago Atlantic Real Estate Finance, Inc 15 COMPETITORS: GROUPS COMPETITIVE ADVANTAGES Competitive Investment Landscape Mortgage REITs Sale/ Leaseback REITs Cannabis - Focused Lenders Community Banks Greater diversification Shorter loan durations Deal leads Lower LTVs Close relationships with management teams Ability to upsize REIT shares 50% of the origination fee We negotiate the deal Our borrower’s only source of debt Underwrite enterprise value in the borrowers

MANAGEMENT AND ONSITE MEETINGS Comprehensive Investment Process SOURCE AND REVIEW 1 SCREENING 2 GEOGRAPHY / INDUSTRY ▪ Focus primarily on U.S. borrowers ▪ (Local) industry dynamics FINANCIALS / OPERATIONS ▪ Historical financial statements / tax returns ▪ Projects of the business and financials ▪ Diversification / concentration vs. existing loan portfolio ▪ Current Capitalization COLLATERAL ▪ Real Estate, Stock Pledges, equipment, receivables and inventory ▪ Market comparable for liquidation ▪ In - place and to - be - acquired collateral ▪ External collateral available for credit enhancement ▪ Investor decks for equity raises ▪ Operational metrics vs industry peers TRANSACTION STRUCTURE ▪ Covenant packages ▪ Floating rate with Prime or SOFR floor ▪ Term and pre - payment fees ▪ Fixed annual amortization plus excess cash - flow recapture UNDERWRITING 3 MARKET STUDY / BUSINESS REVIEW ▪ Evaluate borrower’s business strategy and market conditions FULL COVENANT PACKAGE ASSESSMENT ▪ Leverage, EBITDA, fixed charge coverage, minimum cash, etc. ▪ Ability to further understand company and team FINANCIAL MODELING / SENSITIVITY ANALYSIS ▪ Core drivers of business / downside scenarios ▪ Serves as foundation for covenant creation COLLATERAL APPRAISALS AND ASSET VERIFICATIONS ▪ Assess value of the assets and whether they exist OVERVIEW ▪ Direct Origination ▪ Brand Recognition ▪ Ability to Act Timely ▪ Efficient Deal Process ▪ Relationships with PE Sponsors ▪ In - depth Knowledge PRICE / STRUCTURE ▪ Determine pricing and structure relative to underlying fundamentals without compromising on “zero loss” mentality CUSTOMER CALLS / BACKGROUND CHECKS ▪ Understand success of the company and ability of management team FINANCIAL STATEMENT, BANKING, AND TAX REVIEW ▪ Determine quality of earnings, after - tax cash flows and reporting requirements/capabilities Note: This summary of our process is illustrative of our general investment process. From time to time, the investment process differs, as is appropriate to the investment considered. Chicago Atlantic Real Estate Finance, Inc 16

Comprehensive Investment Process (cont’d) STRUCTURING 4 MONITORING 5 QUARTERLY VALUATIONS REGULAR REPORTING BY BORROWERS ▪ Monthly reporting of financial and operational metrics by our borrowers provides an “early warning” approach to portfolio monitoring REGULAR INTERNAL MEETINGS ▪ Monthly tear sheet credit analysis including covenant compliance and forward - looking covenant default risk analysis prepared for investment committee ▪ Proprietary and customized analytics for each portfolio company INTERNAL CREDIT RATINGS ▪ Ratings assigned between 1 and 5 at monthly portfolio review and will determine corrective action ▪ Covenant defaults allow for the implementation of corrective actions and a re - set of economics to compensate for an increased risk profile ▪ Valuations according to valuation policy generally at amortized cost for performing loans . CAPITAL PRESERVATION ▪ Typically, a first lien on the borrower’s assets, pledge of company stock, and validity guaranty ▪ Loans have covenants designed to provide the ability for early intervention RETURN ENHANCEMENT CONSERVATIVE STRUCTURE STRONG CURRENT INCOME ▪ Contractual coupon and fees negotiated in loan terms ▪ Floating interest rate loans loan - to - value ratios with significant equity support ▪ Amortization features and excess cash - flow recapture for de - risking over life of loan ▪ Additional yield generation ▪ Conservative leverage and through warrants, other equity kickers, PIK interest, success and prepayment fees PREDICTABLE EXIT STRATEGY ▪ Fixed amortization and excess cash - flow recapture structured to ensure repayment without capital markets exit RECEIVE INVESTMENT COMMITTEE APPROVAL Note: This summary of our process is illustrative of our general investment process. From time to time, the investment process differs, as is appropriate to the investment considered. Chicago Atlantic Real Estate Finance, Inc 17

Appendix Financial Overview For the three months ended June 30, 2025

Consolidated Balance Sheets Chicago Atlantic Real Estate Finance, Inc 19

1 The table above reflects the Company’s aggregate loan portfolio including loans held for investment and loans held at fair value. Refer to Note 3 and Note 4 of the consolidated financial statements within Form 10 - Q as of June 30, 2025, for additional information 2 Loan has been placed on non - accrual status as of June 30, 2025 3 “Floating” represents variable rate loans that pay interest at the designated benchmark rate plus an applicable spread. “P” = prime rate, “SOFR” = Secured Overnight Financing Rate Portfolio Overview 1 (as of June 30, 2025) YTM IRR PIK Rate Cash Rate Rate Type 3 Percentage of Portfolio Unfunded Commitment Principal Balance Maturity Date Location(s) Loan Number 17.1% 0.00% 14.00% Floating (P) 4.5% $ - $19,186,876 10/30/2026 Various 1 17.3% 0.00% 11.50% Floating (P) 6.4% - 27,110,506 12/31/2025 Michigan 2 23.5% 2.75% 18.13% Floating (P) 5.1% - 21,523,183 1/29/2027 Various 3 17.0% 0.00% 11.91% Fixed 1.6% - 6,626,809 6/17/2026 Arizona 4 17.2% 0.00% 15.00% Floating (P) 1.2% - 4,958,672 1/30/2026 Michigan 6 (2) 15.6% 0.00% 13.25% Floating (P) 7.9% 3,000,000 33,130,667 6/30/2028 Illinois, Arizona 7 15.0% 0.00% 10.00% Fixed 2.0% - 8,491,943 12/31/2025 West Virginia 8 9.7% 0.00% 9.00% Fixed 4.2% - 17,926,987 3/31/2028 Pennsylvania 9 (2) 19.6% 2.00% 14.50% Floating (P) 3.5% - 14,807,687 10/31/2027 Various 12 26.7% 0.00% 16.75% Fixed 2.3% 500,000 9,557,500 1/29/2027 Florida 16 16.7% 5.00% 9.25% Floating (P) 10.9% - 46,168,399 12/31/2025 Ohio 18 16.5% 5.00% 11.00% Fixed 4.3% - 18,061,526 12/31/2025 Florida 19 14.7% 2.00% 11.00% Fixed 5.0% - 21,104,965 11/28/2025 Missouri 20 23.3% 2.00% 14.50% Floating (P) 1.5% - 6,325,417 7/29/2026 Illinois 21 18.7% 0.00% 15.50% Floating (P) 0.4% - 1,500,000 3/31/2026 Arizona 23 21.7% 0.00% 18.00% Floating (P) 0.1% - 460,000 9/27/2026 Oregon 24 16.6% 0.00% 15.00% Fixed 5.6% - 23,580,998 6/29/2036 New York 25 15.7% 0.00% 14.00% Floating (P) 4.1% - 17,400,000 6/30/2027 Nebraska 27 14.7% 1.50% 11.40% Fixed 0.4% - 1,897,729 10/9/2026 Illinois 29 18.7% 0.00% 16.25% Floating (P) 4.4% - 18,400,000 12/31/2026 Missouri, Arizona 30 18.3% 0.00% 16.25% Floating (P) 1.6% - 6,680,000 5/3/2026 California, Illinois 31 16.1% 0.00% 14.50% Floating (P) 1.4% - 5,750,000 8/15/2027 Nevada 32 13.3% 0.00% 12.00% Fixed 0.2% - 1,044,000 5/28/2027 Minnesota 33 12.8% 0.00% 11.91% Fixed 2.4% - 10,000,000 5/29/2026 Arizona 34 16.3% 3.00% 12.00% Fixed 5.8% - 24,624,213 8/23/2027 California 35 15.4% 0.00% 13.75% Floating (P) 6.3% 1,030,000 26,570,000 1/1/2027 Illinois 36 15.2% 1.00% 12.00% Fixed 4.8% 10,000,000 20,120,309 11/24/2028 Various 37 15.6% 0.00% 10.00% Fixed 0.7% 2,065,000 2,905,000 12/12/2025 Various 38 11.0% 0.00% 10.50% Fixed 1.3% - 5,500,000 6/26/2026 Minnesota 39 19.4% 0.00% 14.57% Floating (SOFR) 0.1% - 233,333 7/28/2028 Various 40 16.1% 0.00% 14.50% Fixed 0.1% - 271,429 3/13/2027 Ohio 41 16.8% 1.3% 12.8% 59.3% / 40.7% 100.0% 16,595,000 421,918,148 Subtotal Chicago Atlantic Real Estate Finance, Inc 20

Consolidated Statements of Operation Chicago Atlantic Real Estate Finance, Inc 21

Reconciliation of Distributable Earnings to GAAP Net Income Chicago Atlantic Real Estate Finance, Inc 22

About CHICAGO ATLANTIC Chicago Atlantic Real Estate Finance, Inc 23 1 – Capital under management represent total committed investor capital, total available leverage including undrawn capital, and capital invested by co - investors and managed by the firm. 2 - As of March 31, 2025. The Sponsor is a credit - focused investment firm founded in 2019 REFI completed its IPO in December 2021 INCEPTION x Sponsor capital under management: $1.9B (1)(2) x One of the largest institutional lenders in the cannabis space SIZE 95+ professionals, including over 30 investment professionals (2) TEAM Seeking preservation of capital and income generation predominantly through cannabis investment opportunities that are overlooked or underserved by conventional capital providers INVESTMENT PRINCIPLES x Annualized dividend yield of approximately 12 - 14%, distributed quarterly PERFORMANCE x Chicago Atlantic REIT Manager, LLC, a subsidiary of Sponsor x Management fee of 1.5% of Equity, with 50% pro - rata origination fee offset x Incentive fee of 20% of Core Earnings, with 8% hurdle rate and no catch - up EXTERNAL MANAGER AND AGREEMENT Chicago, Miami, London, and New York LOCATIONS